                                 Exhibit 99.3

Series 2001-2 Monthly Certificateholders' Statement for the month of September 2001

                                                                   Series 2001-2


                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 2001-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the

"Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:


     Date of the Certificate            October 10, 2001
     Monthly Period ending            September 30, 2001
     Determination Date                 October 10, 2001
     Distribution Date                  October 15, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
===================================================================================================================================
101  Amortization Period                                                                                   No               101
102  Early Amortization Period                                                                             No               102
103  Class A Investor Amount paid in full                                                                  No               103
104  Class B Investor Amount paid in full                                                                  No               104
105  Collateral Interest Amount paid in full                                                               No               105
106  Saks Incorporated is the Servicer                                                                     Yes              106
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
===================================================================================================================================
                                                                                                        as of the end of
                                                                   as of the end of the                   the relevant
                                                                   prior Monthly Period                  Monthly Period
                                                                   --------------------                 ----------------
107  Series 2001-2 Investor Amount                                   $    434,250,000       107(a)        $450,000,000      107(b)
108  Class A Investor Amount                                         $    333,000,000       108(a)        $333,000,000      108(b)
109  Class B Investor Amount                                         $     36,000,000       109(a)        $ 36,000,000      109(b)
110  Class C Investor Amount                                         $     65,250,000       110(a)        $ 65,250,000      110(b)
111  Class D Investor Amount                                         $     15,750,000       111(a)        $ 15,750,000      111(b)

112  Series 2001-2 Adjusted Investor Amount                          $    450,000,000       112(a)        $450,000,000      112(b)
113  Class A Adjusted Investor Amount                                $    333,000,000       113(a)        $333,000,000      113(b)
114  Principal Account Balance with respect to Class A               $              -       114(a)        $          -      114(b)
115  Class B Adjusted Investor Amount                                $     36,000,000       115(a)        $ 36,000,000      115(b)
116  Principal Account Balance with respect to Class B               $              -       116(a)        $          -      116(b)
117  Class C Adjusted Investor Amount                                $     65,250,000       117(a)        $ 65,250,000      117(b)
118  Principal Account Balance with respect to Class C               $              -       118(a)        $          -      118(b)
119  Class D Investor Amount                                         $     15,750,000       119(a)        $ 15,750,000      119(b)

                                                                                                        for the relevant
                                                                                                         Monthly Period
                                                                                                        ----------------
120  Series 2001-2 average Adjusted Investor Amount                                                       $450,000,000      120
121  Class A average Adjusted Investor Amount                                                             $333,000,000      121
122  Class B average Adjusted Investor Amount                                                             $ 36,000,000      122
123  Class C average Adjusted Investor Amount                                                             $ 65,250,000      123
124  Class D average Investor Amount                                                                      $ 15,750,000      124

125  Class A Certificate Rate                                                                               3.72750%        125
126  Class B Certificate Rate                                                                               4.13750%        126
127  Class C Certificate Rate                                                                               4.98750%        127

                                                                                                        as of the end of
                                                                     for the relevant                     the relevant
                                                                      Monthly Period                     Monthly Period
                                                                     ----------------                   ----------------
128  Series 2001-2 Investor Percentage with respect to
     Finance Charge Receivables                                           40.01%            128(a)            38.94%        128(b)
129  Class A                                                              29.61%            129(a)            28.82%        129(b)
130  Class B                                                               3.20%            130(a)             3.12%        130(b)
131  Class C                                                               5.80%            131(a)             5.65%        131(b)
132  Class D                                                               1.40%            132(a)             1.36%        132(b)

133  Series 2001-2 Investor Percentage with respect to
     Principal Receivables                                                40.01%            133(a)            38.94%        133(b)
134  Class A                                                              29.61%            134(a)            28.82%        134(b)
135  Class B                                                               3.20%            135(a)             3.12%        135(b)
136  Class C                                                               5.80%            136(a)             5.65%        136(b)
137  Class D                                                               1.40%            137(a)             1.36%        137(b)

138  Series 2001-2 Investor Percentage with respect to
     Allocable Amounts                                                    40.01%            138(a)            38.94%        138(b)
139  Class A                                                              29.61%            139(a)            28.82%        139(b)
140  Class B                                                               3.20%            140(a)             3.12%        140(b)
141  Class C                                                               5.80%            141(a)             5.65%        141(b)
142  Class D                                                               1.40%            142(a)             1.36%        142(b)

                                                                                                                        Page 1 of 5

                                                                                                                     Series 2001-2
----------------------------------------------------------------------------------------------------------------------------------
                                               Series 2001-2 Investor Distributions
==================================================================================================================================
143  The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                                      $          -      143
144  Class A distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      144
145  Class B distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      145
146  Class C distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      146
147  Class D distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      147
147  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       2.90      147
148  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       3.22      148
149  Class C distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       3.88      149
150  Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $          -      150
151  Monthly Servicing Fee for the next succeeding Distribution Date per
     $1,000 of original principal amount                                                                  $       1.67      151

----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 2001-2
==================================================================================================================================
152  Series allocation of collections of Principal Receivables                                            $ 75,929,009      152
153  Class A                                                                                              $ 56,187,467      153
154  Class B                                                                                              $  6,074,321      154
155  Class C                                                                                              $ 11,009,708      155
156  Class D                                                                                              $  2,657,515      156

157  Series allocation of collections of Finance Charge Receivables                                       $  8,371,894      157
158  Class A                                                                                              $  6,195,201      158
159  Class B                                                                                              $    669,752      159
160  Class C                                                                                              $  1,213,925      160
161  Class D                                                                                              $    293,016      161

     Available Funds
     ---------------
162  Class A Available Funds                                                                              $  6,195,201      162
163  The amount to be withdrawn from the Reserve Account to be included in Class A
     Available funds                                                                                      $          -      163
164  Principal Investment Proceeds to be included in Class A Available Funds                              $          -      164
165  The amount of investment earnings on amounts held in the Reserve Account to be
     included in Class A Available funds                                                                  $          -      165

166  Class B Available Funds                                                                              $    669,752      166
167  The amount to be withdrawn from the Reserve Account to be included in Class B
     Available funds                                                                                      $          -      167
168  Principal Investment Proceeds to be included in Class B Available Funds                              $          -      168

169  Class C Available Funds                                                                              $  1,213,925      169
170  The amount to be withdrawn from the Reserve Account to be included in Collateral
     Interest Available Funds                                                                             $          -      170
171  Principal Investment Proceeds to be included in Collateral Interest Available
     Funds                                                                                                $          -      171
172  Class D Available Funds                                                                              $    293,016      172

----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
==================================================================================================================================
     Class A
     -------
172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest
     with respect to interest amounts that were due but not paid on a prior Distribution date             $    965,423      172
173  If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee
     for the related Distribution Date                                                                    $          -      173
174  Class A Allocable Amount                                                                             $  1,542,319      174
175  An amount to be included in the Excess Spread                                                        $  3,687,460      175

                                                                                                                       Page 2 of 5

           Class B
           -------
   176     Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that
           were due but not paid on a prior Distribution date                                      $   115,850           176
   177     If Saks Incorporated is no longer the Servicer, an amount equal to
           Class B Servicing fee for the related Distribution Date                                 $         -           177
   178     An amount to be included in the Excess Spread                                           $   553,902           178
           Class C
           -------
   179     If Saks Incorporated is no longer the Servicer, an amount equal to
           Class C Servicing fee for the related Distribution Date                                 $         -           179
   180     An amount to be included in the Excess Spread                                           $ 1,213,925           180
           Class D
           -------
   181     If Saks Incorporated is no longer the Servicer, an amount equal to
           Class D Servicing fee for the related Distribution Date                                 $         -           181
   182     An amount to be included in the Excess Spread                                           $   293,016           182
   181     Available Excess Spread                                                                 $ 5,748,302           181
   182     Available Shared Excess Finance Charge Collections                                      $         -           182
   183     Total Cash Flow available for Series 2001-2 waterfall                                   $ 5,748,302           183
   184     Fund any Class A Required Amount                                                        $         -           184
   185     Class A Investor Charge Offs which have not been previously reimbursed                  $         -           185
   186     Class B Required Amount to the extent attributable to line 176 and
           line 177                                                                                $         -           186
   187     Class B Allocable Amount                                                                $   166,737           187
   188     Excess of the Required Reserve Account Amount over the amount held in
           the Reserve Account                                                                     $         -           188
   189     An amount equal to any unreimbursed reductions of the Class B Investor
           Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
           Reallocated Principal Collections; (iii) reallocations of the Class B
           Investor Amount to the Class A Investor Amount                                                    -           189
   190     Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional Interest with respect to Interest amounts that
           were due but not paid on a prior Distribution date                                          253,116           190
   191     Servicing Fee due for the relevant Monthly Period and not paid above
           plus any amounts previously due but not distributed to the Servicer                     $   375,000           191
   192     Class C Allocable Amount                                                                $   302,211           192
   193     Class D Allocable Amount                                                                $    72,948           193
   194     Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal
           Collections; (iii) reallocations of the Class C Investor Amount to
           the Class A or Class B Investor Amount                                                  $         -           194
   195     Any unreimbursed reductions of the Class D Investor Amount , if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal
           Collections; (iii) reallocations of the Class D Investor Amount to
           the Class A or Class B or Class C Investor Amount                                                 -           195
   196     Excess of the Required Spread Account Amount over the available
           Spread Account Amount                                                                   $         -           196
   197     The aggregate of any other amounts, if any, then due to the
           Collateral Interest                                                                     $         -           197
   198     Shared Excess Finance Charge Collections                                                $ 4,578,290           198

-------------------------------------------------------------------------------------------------------------------------------
                                              Determination of Monthly Principal
===============================================================================================================================

   199     Available Principal Collections held in the Collection Account                          $75,929,009           199
   200     Controlled Accumulation Amount for the Monthly Period                                   $         -           200
   201     Deficit Controlled Accumulation Amount                                                  $         -           201
   202     Principal Collections deposited for the Monthly Period                                  $         -           202
   203     Class A Monthly Principal                                                               $         -           203
   204     Class B Monthly Principal (only after payout of Class A or the
           accumulation of the Class A Investor Amount)                                            $         -           204
   205     Available Principal Collections held in the Collection Account less
           portion of such Collections applied to Class A Monthly Principal                        $75,929,009           205
   206     Controlled Deposit Amount less Class A Monthly Principal                                $         -           206
   207     Class C Monthly Principal (only after payout of Class A and Class B
           or the accumulation of the Class A and Class B Investor Amount)                         $         -           207
   208     Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
           Principal                                                                               $75,929,009           208
   209     Controlled Deposit Amount less Class A and Class B Monthly Principal                    $         -           209

                                                                                                                     Series 2001-2

210  Class D Monthly Principal (only after payout of Class A and Class B or
     accumulation of the Class A and Class B Investor Amount)                                             $          -      210
211  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B, and CTO Monthly Principal                              $ 75,929,009      211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal                       $          -      212

----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
==================================================================================================================================
213  Reallocated Principal Collections                                                                    $          -      213
214  Class D Subordinated Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                             $          -      214
215  Class C Subordinated Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                             $          -      215
216  Class B Subordinated Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                             $          -      216

----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================
                                                                                     %                       Amount
                                                                                   ------                 ------------
217  Series 2001-2 Default Amount                                                  40.01%     217(a)      $  2,084,215      217(b)
218  Class A Investor Default Amount                                               29.61%     218(a)      $  1,542,319      218(b)
219  Class B Investor Default Amount                                                3.20%     219(a)      $    166,737      219(b)
220  Class C Investor Default Amount                                                5.80%     220(a)      $    302,211      220(b)
221  Class D Investor Default Amount                                                1.40%     221(a)      $     72,948      221(b)

222  Series 2001-2 Adjustment Amount                                                                      $          -      222
223  Class A Adjustment Amount                                                                            $          -      223
224  Class B Adjustment Amount                                                                            $          -      224
225  Class C Adjustment Amount                                                                            $          -      225
226  Class D Adjustment Amount                                                                            $          -      226

227  Series 2001-2 Allocable Amount                                                                       $  2,084,215      227
228  Class A Allocable Amount                                                                             $  1,542,319      228
229  Class B Allocable Amount                                                                             $    166,737      229
230  Class C Allocable Amount                                                                             $    302,211      230
231  Class D Allocable Amount                                                                             $     72,948      231

----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==================================================================================================================================
231  Class A Required Amount                                                                              $          -      231
232  Class A Monthly Interest for current Distribution Date                                               $    965,423      232
233  Class A Monthly Interest previously due but not paid                                                 $          -      233
234  Class A Additional Interest for prior Monthly Period or previously due but not paid                  $          -      234
235  Class A Allocable Amount for current Distribution Date                                               $  1,542,319      235
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      236

237  Class B Required Amount                                                                              $          -      237
238  Class B Monthly Interest for current Distribution Date                                               $    115,850      238
239  Class B Monthly Interest previously due but not paid                                                 $          -      239
240  Class B Additional Interest for prior Monthly Period or previously due but not paid                  $          -      240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      241
242  Excess of Class B Allocable Amount over funds available to make payments                             $          -      242

243  Class C Required Amount                                                                              $          -      243
244  Class C Monthly Interest for current Distribution Date                                               $    253,116      244
245  Class C Monthly Interest previously due but not paid                                                 $          -      245
246  Class C Additional Interest for prior Monthly Period or previously due but not paid                  $          -      246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      247
248  Excess of Class C Allocable Amount over funds available to make payments                             $          -      248

----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
==================================================================================================================================
     Class A
     -------
249  Class A Investor Amount reduction                                                                    $          -      249
250  Class A Investor Charge Off                                                                          $          -      250

     Class B
     -------
251  Class B Investor Amount reduction                                                                    $          -      251
252  Class B Investor Charge Off                                                                          $          -      252
253  Reductions of the Class B Investor Amount due to Class A Allocable Amount                            $          -      253
254  Reallocated Principal Collections applied to Class A                                                 $          -      254

                                                                                                                       Page 4 of 5

           Class C
           -------
   255     Class C Investor Amount reduction                                            $       -           255
   256     Class C Investor Charge Off                                                  $       -           256
   257     Reductions of the Class C Investor Amount due to Class A and Class B
           Allocable Amounts                                                            $       -           257
   258     Reallocated Principal Collections applied to Class A and Class B             $       -           258

           Class D
           -------
   259     Class D Investor Amount reduction                                            $       -           259
   260     Class D Investor Charge Off                                                  $       -           260
   261     Reductions of the Class D Investor Amount due to Class A, Class B,
           or Class C Allocable Amounts                                                 $       -           261
   262     Reallocated Principal Collections applied to Class A, Class B, and
           Class C                                                                      $       -           262

------------------------------------------------------------------------------------------------------------------
                                                  Servicing Fee
==================================================================================================================
   263     Series 2001-2 Servicing Fee                                                  $ 375,000           263
   264     Class A Servicing Fee                                                        $ 277,500           264
   265     Class B Servicing Fee                                                        $  30,000           265
   266     Class C Servicing Fee                                                        $  54,375           266
   267     Class D Servicing Fee                                                        $  13,125           267

------------------------------------------------------------------------------------------------------------------
                                                  Spread Account
==================================================================================================================
   268     Beginning balance of Spread Account                                          $       -           268
   269     Required Spread Account Amount                                                       0           269
   270     Required Spread Account Percentage                                                0.00%          270
   271     Deposits to the Spread Account pursuant to line 188                          $       -           271
   272     Withdrawals from the Spread Account                                          $       -           272
   273     Ending balance of Spread Account                                             $       -           273

   274     Excess Spread Percentage (including Shared Excess
           Finance Charge Collections)                                                      10.95%          274
   275     Average Excess Spread Percentage                                                 10.11%          275

------------------------------------------------------------------------------------------------------------------
                                                 Reserve Account
==================================================================================================================
   276     Required Reserve Account Amount ( if applicable)                                N/A              276
   277     Reserve Account reinvestment rate (if applicable)                               N/A              277
   278     Reserve Account reinvestment earnings                                        $       -           278
   279     Reserve Account balance                                                      $       -           279

   280     Accumulation Period Length                                                   12 months           280

------------------------------------------------------------------------------------------------------------------
                                                  Excess Spread
==================================================================================================================
   281     Portfolio Yield for Monthly Period (excluding Shared
           Excess Finance Charge Collections from other Series)                             16.77%          281
   282     Base Rate for Monthly Period                                                      5.81%          282
   283     Portfolio Yield minus Base Rate for such Monthly
           Period (Portfolio Adjusted Yield)                                                10.95%          283
   284     Three month average of Portfolio Yield minus Base Rate                           10.11%          284

           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 2001.

           Saks Incorporated,
            as Servicer

           By /s/ Scott A. Honnold
              -------------------------------------------

           Name:  Scott A. Honnold
           Title: Vice President and Treasurer

                                                                     Page 5 of 5